Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website matthewsasia.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800.789.ASIA (2742).

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 800.789.ASIA (2742) to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held directly with Matthews Asia Funds.

Matthews Pacific Tiger Fund

SUMMARY PROSPECTUS—INSTITUTIONAL CLASS	April 29, 2020

TICKER: MIPTX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at matthewsasia.com/prospectus. You may also obtain this information at no additional cost by calling 800.789.ASIA (2742) or by sending an e-mail request to prospectus@matthewsasia.com. The Fund’s Prospectus and Statement of Additional Information, both dated April 29, 2020, are incorporated by reference into this Summary Prospectus.

Investment Objective

Long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of this Fund.

SHAREHOLDER FEES

(fees paid directly from your investment)

Maximum Account Fee on Redemptions (for wire redemptions only)	$9

ANNUAL OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.66%
Distribution (12b-1) Fees		0.00%
Other Expenses		0.27%

Administration and Shareholder Servicing Fees	0.14%
Total Annual Fund Operating Expenses		0.93%
Fee Waiver and Expense Reimbursement[1]		(0.02%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement		0.91%

1

Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2021 and may be terminated (i) at any time by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews at the annual expiration date of the agreement upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.

EXAMPLE OF FUND EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the fee waiver for the one year period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One year: $93	Three years: $294	Five years: $513	Ten years: $1,141

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example of fund expenses, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

PS-MIPTX-0420

Principal Investment Strategy

Under normal circumstances, the Matthews Pacific Tiger Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia ex Japan, which consists of all countries and markets in Asia excluding Japan, but including all other developed, emerging, and frontier countries and markets in the Asian region. Certain emerging market countries may also be classified as “frontier” market countries, which are a subset of emerging market countries with newer or even less developed economies and markets, such as Sri Lanka and Vietnam. A company or other issuer is considered to be “located” in a country or a region, and a security or instrument is deemed to be an Asian (or specific country) security or instrument, if it has substantial ties to that country or region. Matthews currently makes that determination based primarily on one or more of the following criteria: (A) with respect to a company or issuer, whether (i) it is organized under the laws of that country or any country in that region; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within that country or region; (iii) it has the primary trading markets for its securities in that country or region; (iv) it has its principal place of business in or is otherwise headquartered in that country or region; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of that country or any country in that region; and (B) with respect to an instrument or issue, whether (i) its issuer is headquartered or organized in that country or region; (ii) it is issued to finance a project with significant assets or operations in that country or region; (iii) it is principally secured or backed by assets located in that country or region; (iv) it is a component of or its issuer is included in a recognized securities index for the country or region; or (v) it is denominated in the currency of an Asian country and addresses at least one of the other above criteria. The term “located” and the associated criteria listed above have been defined in such a way that Matthews has latitude in determining whether an issuer should be included within a region or country. The Fund may also invest in depositary receipts, including American, European and Global Depositary Receipts.

The Fund seeks to invest in companies capable of sustainable growth based on the fundamental characteristics of those companies, including balance sheet information; number of employees; size and stability of cash flow; management’s depth, adaptability and integrity; product lines; marketing strategies; corporate governance; and financial health. Matthews expects that the companies in which the Fund invests typically will be of medium or large size, but the Fund may invest in companies of any size. Matthews measures a company’s size with respect to fundamental criteria such as, but not limited to, market capitalization, book value, revenues, profits, cash flow, dividends paid and number of employees. The implementation of the principal investment strategies of the Fund may result in a significant portion of the Fund’s assets being invested from time to time in one or more sectors, but the Fund may invest in companies in any sector.

Principal Risks of Investment

There is no guarantee that your investment in the Fund will increase in value. The value of your investment in the Fund could go down, meaning you could lose money. The principal risks of investing in the Fund are:

Political, Social and Economic Risks of Investing in Asia: The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial sys-

tem stability, the national balance of payments position and sensitivity to changes in global trade.

Public Health Emergency Risks: Pandemics and other public health emergencies, including outbreaks of infectious diseases such as the current outbreak of the novel coronavirus (“COVID-19”), can result, and in the case of COVID-19 is resulting, in market volatility and disruption, and materially and adversely impact economic conditions in ways that cannot be predicted, all of which could result in substantial investment losses. Containment efforts and related restrictive actions by governments and businesses have significantly diminished and disrupted global economic activity across many industries. Less developed countries and their health systems may be more vulnerable to these impacts. The ultimate impact of COVID-19 or other health emergencies on global economic conditions and businesses is impossible to predict accurately. Ongoing and potential additional material adverse economic effects of indeterminate duration and severity are possible. The resulting adverse impact on the value of an investment in the Fund could be significant and prolonged.

Currency Risk: When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. While the Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time. Additionally, Asian countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.

Risks Associated with Emerging and Frontier Markets: Many Asian countries are considered emerging or frontier markets. Such markets are often less stable politically and economically than developed markets such as the United States, and investing in these markets involves different and greater risks. There may be less publicly available information about companies in many Asian countries, and the stock exchanges and brokerage industries in many Asian countries typically do not have the level of government oversight as do those in the United States. Securities markets of many Asian countries are also substantially smaller, less liquid and more volatile than securities markets in the United States.

Growth Stock Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth stocks may go in and out of favor over time and may perform differently than the market as a whole.

Depositary Receipts Risk: Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

Volatility Risk: The smaller size and lower levels of liquidity in emerging markets, as well as other factors, may result in changes in the prices of Asian securities that are more volatile than those of companies in more developed regions. This volatility can cause the price of the Fund’s shares to go up or down dramatically. Because of this volatility, this Fund is better suited for long-term investors (typically five years or longer).

Financial Services Sector Risk: The Fund may invest a significant portion of its assets in the financial services sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Financial services companies are subject to extensive government regulation and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, price competition and other sector-specific factors.

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Consumer Staples Sector Risk: Companies in the consumer staples sector may be affected by various factors, including demographics and product trends, competitive pricing, consumer spending and demand, food fads, product contamination, marketing campaigns, environmental factors, government regulation, the performance of the overall economy, interest rates, and the cost of commodities.

Risks Associated with Medium-Size Companies: Medium-size companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Risks Associated with China and Hong Kong: The Chinese government exercises significant control over China’s economy through its industrial policies, monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies could adversely impact affected industries or companies in China. China’s economy, particularly its export-oriented industries, may be adversely impacted by trade or political disputes with China’s major trading partners, including the U.S. In addition, as its consumer class continues to grow, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. If China were to exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected and have an adverse effect on the Fund’s investments.

Risks Associated with India: Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on the Indian economy and could adversely affect market conditions, economic growth and the profitability of private enterprises in India. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Corporate governance standards of family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors. Religious, cultural and military disputes persist in India and between India and Pakistan (as well as sectarian groups within each country).

Past Performance

The bar chart below shows the Fund’s performance for each full calendar year since its inception and how it has varied from year to year, reflective of the Fund’s volatility and some indication of risk. Also shown are the best and worst quarters for this time period. The table below shows the Fund’s performance over certain periods of time, along with performance of its benchmark index. The information presented below is past performance, before and after taxes, and is not a prediction of future results. Both the bar chart and performance table assume reinvestment of all dividends and distributions. For the Fund’s most recent month-end performance, please visit matthewsasia.com or call 800.789.ASIA (2742).

ANNUAL RETURNS FOR YEARS ENDED 12/31

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2019

	1 year	5 years	Since Inception (10/29/10)
Matthews Pacific Tiger Fund
Return before taxes	10.90%	6.48%	6.11%
Return after taxes on distributions[1]	10.11%	5.35%	5.32%
Return after taxes on distributions and sale of Fund shares[1]	7.24%	4.94%	4.84%
MSCI All Country Asia ex Japan Index
(reflects no deduction for fees, expenses or taxes)	18.52%	6.86%	5.27%

1

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

Matthews International Capital Management, LLC (“Matthews”)

Portfolio Managers

Lead Manager: Sharat Shroff, CFA, has been a Portfolio Manager of the Matthews Pacific Tiger Fund since 2008.

Co-Manager: Raymond Deng has been a Portfolio Manager of the Matthews Pacific Tiger Fund since 2019.

Co-Manager: Inbok Song has been a Portfolio Manager of the Matthews Pacific Tiger Fund since 2019.

Purchase and Sale of Fund Shares

You may purchase and sell Fund shares directly through the Fund’s transfer agent by calling 800.789.ASIA (2742) or online at matthewsasia.com. Fund shares may also be purchased and sold through various securities brokers and benefit plan administrators or their sub-agents. You may purchase and redeem Fund shares by electronic bank transfer, check, or wire. The minimum initial and subsequent investment amounts for various types of accounts offered by the Fund are shown below.

Minimum Initial Investment	Minimum Subsequent Investments
$100,000	$100

Minimum amount may be lower for purchases through certain financial intermediaries and different minimums may apply for retirement plans and other arrangements subject to criteria set by Matthews. The minimum investment requirements do not apply to Trustees, officers and employees of the Funds and Matthews, and their immediate family members.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred arrangements may be taxed later upon withdrawal from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), Matthews may pay the intermediary for the sale of Fund shares and related services. Shareholders who purchase or hold Fund shares through an intermediary may inquire about such payments from that intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4    MATTHEWS PACIFIC TIGER FUND